                                                                    EXHIBIT 99.2

Robert D. Albergotti            John D. Penn                 Sarah B. Foster
State Bar No. 00969800          State Bar No. 15752300       State Bar No. 07297500
Haynes and Boone, LLP           Haynes and Boone, LLP        Haynes and Boone, LLP
901 Main Street, Suite 3100     201 Main Street, Suite 2200  600 Congress Ave., Suite 1600
Dallas, Texas 75202             Fort Worth, Texas 76102      Austin, Texas 78701
Tel. No. (214) 651-5000         Tel. No. (817) 347-6610      Tel. No. (512) 867-8400
Fax No. (214) 651-5940          Fax No. (817) 348-2300       Fax No. (512) 867-8470

Attorneys for Debtors

                      IN THE UNITED STATES BANKRUPTCY COURT
                       FOR THE NORTHERN DISTRICT OF TEXAS
                               FORT WORTH DIVISION

IN RE:                                        (S) Chapter 11
                                              (S)
KITTY HAWK, INC., et al.                      (S) Case no. 400-42069-BJH and
                                              (S) Case nos. 400-42141  through
      Debtors                                 (S) Case no. 400-42149
                                              (S)
                                              (S) Jointly Administered Under
                                              (S) Case no. 400-42141-BJH

              NOTICE OF HEARING ON ADEQUACY OF DISCLOSURE STATEMENT
                       AND DEADLINE FOR FILING OBJECTIONS

     On February 5, 2002, Kitty Hawk, Inc. and its subsidiaries (the "Debtors") filed a disclosure statement and an amended plan of reorganization under Chapter 11 of the Bankruptcy Code (both being dated February 5, 2002).

     The hearing to consider approval of the disclosure statement has been set by the Court to be held on March 6, 2002 in the United States Bankruptcy Court, 501 West 10/th/ Street, Courtroom No. 128, Fort Worth, Texas, at 3:15 p.m.

     March 4, 2002 is fixed as the last day for filing and serving in accordance with Bankruptcy Rule 3017(a) written objections to the disclosure statement. Objections must be

NOTICE OF HEARING ON ADEQUACY OF DISCLOSURE STATEMENT AND DEADLINE FOR FILING
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OBJECTIONS                                                                Page 1
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

received by Debtors' counsel, Haynes and Boone, LLP, 201 Main Street, Suite
--------
2200, Fort Worth, Texas 76102, attention: John D. Penn, (telecopy 817-348-2300) on or before March 4, 2002.

     Requests for copies of the disclosure statement and amended plan shall be mailed to counsel for the Debtors at Haynes and Boone, LLP, 901 Main Street, Suite 3100, Dallas, Texas 75202, attention: Linda Breedlove (telecopy 214-200-0775). The disclosure statement and amended plan dated February 5, 2002, may also be obtained immediately at the following site on the world wide web: www.haynesboone.com/kittyhawk.
-----------------------------

             RESPECTFULLY SUBMITTED this 6/th/ day of February, 2002.

                                /s/ John D. Penn
                              --------------------------
                                         John D. Penn

Robert D. Albergotti            John D. Penn                 Sarah B. Foster
State Bar No. 00969800          State Bar No. 15752300       State Bar No. 07297500
Haynes and Boone, LLP           Haynes and Boone, LLP        Haynes and Boone, LLP
901 Main Street, Suite 3100     201 Main Street, Suite 2200  600 Congress Ave., Suite 1600
Dallas, Texas 75202             Fort Worth, Texas 76102      Austin, Texas 78701
Tel. No. (214) 651-5000         Tel. No. (817) 347-6610      Tel. No. (512) 867-8400
Fax No. (214) 651-5940          Fax No. (817) 348-2300       Fax No. (512) 867-8470

Attorneys for Debtors

                             CERTIFICATE OF SERVICE

     The undersigned hereby certifies that a copy of the foregoing document was delivered to the parties on the attached "Service List" by first class mail on the 7/th/ day of February, 2002.

                                                              /s/ John D. Penn
                                                              -----------------
                                                              John D. Penn


NOTICE OF HEARING ON ADEQUACY OF DISCLOSURE STATEMENT AND DEADLINE FOR FILING
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OBJECTIONS                                                                Page 2
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